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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this Amendment No. 2 to the Registration Statement on Form S-1 (File No. 33-86154) of our reports dated May 14, 1996, on our audits of the combined financial statements and financial statement schedule of Chadwick's, Inc. We also consent to the reference to our firm under the caption "Experts."

                                          /s/ Coopers & Lybrand L.L.P.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 23, 1996